INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of this _______ day of _____________, 2000, by and among LEWIS N. WOLFF and LEWIS
N. WOLFF, TRUSTEE OF THE WOLFF REVOCABLE TRUST OF 1993 (hereinafter collectively AWolff@) and MICHAEL S. WEINSTOCK and MICHAEL S. WEINSTOCK, TRUSTEE OF THE MICHAEL S. WEINSTOCK LIVING TRUST (hereinafter collectively AWeinstock@) (Wolff and Weinstock are hereinafter collectively referred to as AGuarantors.@) on the one hand and GRILL CONCEPTS, INC. (AGCI@) and GRILL CONCEPTS, INC., A DELAWARE CORPORATION, (AGCID@) and THE GRILL ON THE ALLEY, INC. (AGA@) (GCI, GCID AND GA shall hereinafter collectively be referred to as the ACompanies@) on the other hand, in light of the following facts and circumstances:

     A. The Companies entered into those certain Loan Agreements with Wells Fargo Bank (the ALoan Agreements@) as more fully described on Exhibit AA@ attached hereto and incorporated herein by this reference.

     B. Wolff and Weinstock have, as set forth in the Loan Agreements, each unconditionally guaranteed one of the Companies= loans from Wells Fargo Bank in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) each (a AGuaranteed Loan@).

     C. As a condition of each Guarantors' guaranteeing their respective Guaranteed Loan, Guarantors have required that the Companies indemnify Guarantors from and against any and all liability Guarantors may have with regard to their respective Guaranteed Loans.

     NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. INDEMNITY. The Companies hereby assume liability for, hereby agree to pay, protect, defend and save Guarantors harmless from and against, and hereby indemnify Guarantors from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys= fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, ACosts@) which may at any time be incurred by them (or either of them), directly or indirectly, in connection with the two respective Guaranteed Loans. Without limiting the generality of the foregoing, it is expressly understood that the Companies shall be obligated immediately to reimburse Guarantors for any and all payments they, or either of them, may make to Wells Fargo Bank or otherwise in respect of their guarantees of the Guaranteed Loan. Such payments by Guarantors shall be deemed to be included within the term ACosts.@ For purposes hereof, such Costs shall be deemed to include an administrative charge equal to two percent (2%) annually on all other unreimbursed Cost items so incurred by Guarantors (the AAdministrative Charge@). Such Costs shall be in addition to the Loan Guarantee payment due Guarantors from the Companies pursuant to and as defined in that certain letter agreement between GCI and Guarantors dated July __, 2000, which shall continue until all obligations hereunder are satisfied in full. To the extent Guarantors pay off all or any portion of a Guaranteed Loan, Guarantor shall receive in addition to the above, interest on the sums so paid at the then prevailing Wells Fargo Bank interest rate being charged to the Companies for the Guaranteed Loan. It is the intent of the parties in the execution of this Indemnification Agreement and all other documents and instruments executed in connection herewith, to contract in strict compliance with applicable usury laws governing the obligations evidenced or covered by this Indemnification Agreement and such other documents and instruments. In furtherance thereof, the parties stipulate and agree that none of the terms and provisions contained in this Indemnification Agreement or in any other document or instrument executed in connection herewith shall ever be construed to create a contract for the use, forbearance or detention of money that requires payment of interest at a rate in excess of the maximum interest rate permitted to be charged in connection therewith under any applicable usury laws. Companies shall never be required to pay interest on such obligations at a rate in excess of the maximum interest rate that may be so lawfully charged, and the provisions of this paragraph shall control over all of the provisions hereof and of any other document or instrument executed in connection herewith which may be in apparent conflict herewith. If any person shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on any obligations to a rate in excess of that permitted to be charged by such applicable laws, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of such recipient, be either credited to the payment of principal of the obligations evidenced or covered by this Indemnification Agreement and all other documents and instruments executed in connection herewith, or returned to Companies.

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     The liability of the  Companies  under this  Agreement  shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person (including, without limitation, other guarantors, if any). The Companies waive any right to require that an action be brought against any other person.

2.   INDEMNIFICATION PROCEDURES.

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     (a) If any action shall be brought against each Guarantor based upon any of the matters for which said Guarantor is indemnified hereunder, such Guarantor shall notify the Companies in writing thereof and the Companies shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Guarantor and the negotiation of any settlement; provided, however, that any failure of Guarantor to notify the Companies of such matter shall not impair or reduce the obligations of the Companies hereunder. Each Guarantor shall have the right, at the expense of the Companies (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event the Companies shall fail to discharge or undertake to defend Guarantor against any claim, loss or liability for which Guarantors are indemnified hereunder, such Guarantor may, at its sole option and election, defend or settle such claim, loss or liability. The liability of the Companies to each Guarantor hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys= fees and disbursements, incurred by such Guarantor in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and the Companies shall pay the same as hereinafter provided. A Guarantor=s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for such Guarantor.

     (b)  The  Companies  shall  not,  without  the  prior  written  consent  of
Guarantor: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to such Guarantor of a full and complete written release of such Guarantor (in form, scope and substance satisfactory to such Guarantor in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect such Guarantor or obligate Guarantor to pay any sum or perform any obligation as determined by Guarantor in its sole discretion.

     (c) All Costs (including, without limitation, any payments made by Guarantors upon their guarantees of the Guaranteed Loan and the Administrative Charge) shall be immediately reimbursable to each Guarantor when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and the Companies shall pay to each Guarantor any and all such Costs within ten (10) days after written notice from such Guarantor itemizing the amounts thereof incurred to the date of such notice. Nothing contained herein shall require Guarantors to await legal process of any kind, or to notify Companies of any claim or demand for payment of all or any portion of a Guaranteed Loan, but Guarantors may make payment upon a Guaranteed Loan upon the request of the lender and shall be entitled to immediate reimbursement therefor.

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     3. SECURITY/COLLATERAL. The Companies= obligations to Guarantors under this
Agreement will be secured by the collateral as defined in the Security Agreement executed concurrently herewith and attached hereto as Exhibit AB@.

     4. NOTICE. Whenever provision is made in this Agreement for the giving, service or delivery of any notice, statement or other instrument, notice shall be in writing and shall be deemed to have been duly given, served and delivered, either upon personal delivery, or if mailed, proper postage paid by United States registered or certified mail, addressed to the party entitled to receive the same at that address as set forth below, or to any other mailing address as the parties may by written notice designate:

                  If to Wolff:              11828 LaGrange Avenue
                                            Los Angeles, CA  90025

                  If to Weinstock:          23754 Malibu Road
                                            Malibu, CA  90625

                  If to Companies:          11661 San Vicente Blvd., Suite 404
                                            Los Angeles, CA  90049

     5. MISCELLANEOUS PROVISIONS.

     a. This Agreement shall be binding and deemed effective when executed by all of the parties.

     b.  Paragraph   headings  and  numbers  have  been  set  forth  herein  for convenience only. Unless the contrary is compelled by this context, everything contained in each paragraph hereof applies equally to this entire Agreement.

     c. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     d. Each  provision of the  Agreement  shall be  severable  from every other
provision  of  this  Agreement  for  the  purpose  of   determining   the  legal
enforceability of any specific provision.

     e. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement.

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     f. This Agreement contains the parties' sole and entire agreement and shall supersede any and all other agreements between them with respect to the subject matter hereof.

     g. The parties acknowledge and agree that neither has made any representations with respect to the subject matter of this Agreement, or any representation inducing the execution and delivery of this Agreement, except as specifically set forth in this Agreement. Each acknowledges it has relied on its own judgment in entering into this Agreement.

     h. The parties further acknowledge that any statements or representations that may have been made by either of them to the other are void and of no effect, and that neither has relied on any statements or representations in connection with its, his or her dealings with the other.

     i. No waiver or modification of this Agreement, or of any covenant, condition, or limit contained in this Agreement, shall be valid unless made in writing and duly executed by the party to be charged. No evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this Agreement, or the parties' rights or obligations, unless the waiver or modification is in writing and duly executed.

     j. This Agreement shall be deemed to have been made in the State of California and the validity of this Agreement, and the construction, interpretation, and enforcement thereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

     k. To the extent permitted by law, the parties to this Agreement agree that all actions or proceedings arising in connection with this Agreement, shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California.

     l. The parties acknowledge that documents incidental to this transaction has been prepared by the law firm of Herzog, Fisher, Grayson & Wolfe, a Law Corporation (the AFirm@), at the request of the Company to document certain relationships among the parties. In view of the fact that the Firm has in the past rendered legal services to and represented and will continue to render legal services to and represent the Company, Wolff and/or Weinstock in connection with this and other matters, there is a potential for conflicts of interest. The parties acknowledge that they are aware of such conflicts of interest and the potential adverse effects to them which may result therefrom, and, notwithstanding same, hereby reaffirm their request and consent to the Firm=s preparation of these documents, and waive any potential conflicts of interest with respect to or against the Firm in connection therewith. Further, both parties acknowledge that the terms of this transaction and the documents were negotiated by the parties without the Firm=s participation in same, both parties being advised by the Firm that independent legal advisors should be consulted relative to same.

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     6. ATTORNEY  FEES.  In the event of any action  hereunder,  the  prevailing party shall be entitled to its reasonable attorneys' fees and court costs.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the _________ day of _________________, 2000.


"WOLFF"

                               LEWIS N. WOLFF, an individual



                               LEWIS N.  WOLFF,  as Trustee of the Wolff
                               Revocable  Trust of 1993


"WEINSTOCK"
                               MICHAEL S. WEINSTOCK, an individual

                               ______________________________________
                               MICHAEL S.  WEINSTOCK,  as Trustee of the Michael
                               S. Weinstock Living Trust


ACOMPANIES@                    GRILL CONCEPTS, INC., a Delaware corporation

                               By:
                               Its:


                               GRILL CONCEPTS, INC.

                               By:
                               Its:


                               THE GRILL ON THE ALLEY, INC.

                               By:
                               Its:


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                                    EXHIBIT A

                                 LOAN AGREEMENTS

                                    EXHIBIT B

                               SECURITY AGREEMENT